Exhibit 10.60

AMENDMENT NO. 4 TO THE

AGREEMENT OF LIMITED PARTNERSHIP OF

@VENTURES FOREIGN FUND III, L.P.

This Amendment No. 4, dated as of December 1, 2003 (this “Amendment”), to the Agreement of Limited Partnership dated as of December 22,1998 (as amended to date, the “Agreement”) of @Ventures Foreign Fund III, L.P., a Delaware limited partnership (the “Partnership”), is by and among @Ventures Partners III, LLC, the general partner of the Partnership (the “General Partner”), and all of the Limited Partners of the Partnership. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

WHEREAS, the Limited Partners and the General Partner desire to extend the term of the Partnership, and to modify certain provisions of the Agreement in connection with such extension, as more fully set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Partners agree as follows:

1. Effective Date of Amendment. This Amendment shall become effective on the date hereof (such date, the “Amendment Effective Date”).

2. Election to Extend Term. Pursuant to and in accordance with Section 11.1(1)(x) of the Agreement, the General Partner and Two-Thirds in Interest of the Limited Partners have elected to extend the term of the Partnership through June 30, 2004, and the Agreement is hereby amended to reflect such election. For purposes of the Agreement, the period from January 1, 2004 to June 30, 2004 is hereinafter referred to as the “Extension Period.”

3. Amendment to Section 6.4. Section 6.4 of the Agreement is hereby amended to add, at the end thereof, the following sentence:

“Mills agrees that, during the period from January 1,2004 until June 30,2004, he shall be engaged in the activities contemplated by the fourth sentence of Section 7.1, and that the Partnership shall not be permitted to pay salary or bonus compensation to him or any other person during such period (except pursuant to Section 5.10B).”

4. Management Fee During Extension Period. Pursuant to and in accordance with Section 6.5C of the Agreement, the Management Company, the General Partner and Two-Thirds in Interest of the Limited Partners have agreed that during the Extension Period, no Management Fee shall be payable. The Agreement is hereby amended to reflect such agreement. The Management Company, by signing this Amendment below, hereby consents to and agrees to provide management services to the Partnership pursuant to the Management Contract for no Management Fee during the Extension Period.

5. Amendments to Sections 6.5E and F. Sections 6.5E and 6.5F shall be amended by replacing “through December 31,2003” with “through June 30, 2004.”

6. Amendment to Section 6.6A. Section 6.6A of the Agreement is hereby amended to add, at the end thereof, the following sentence:

“Notwithstanding the foregoing, if the term of the Domestic Fund ends, the Domestic Fund shall not, after the date of any such termination, have a right to designate any members of the LP Advisory Board, and in any such event, the LP Advisory Board shall consist solely of the Foreign Designee, and no decision of such LP Advisory Board (consisting solely of the Foreign Designee) shall be binding upon the Domestic Fund or its partners.”

7. Amendment to Section 6.6B. Section 6.6B of the Agreement is hereby amended to add, at the end thereof, the following sentence:

“Notwithstanding the foregoing, if the term of CMG @Ventures III, LLC ends, CMG @Ventures III, LLC shall not, after the date of any such termination, have a right to attend and/or participate in any meetings of the LP Advisory Board.”

8. Amendment to Section 7.1. Section 7.1 of the Agreement is hereby amended by adding at the end thereof the following sentence:

“From January 1, 2004 until June 30, 2004, Mills agrees to use his best efforts in furtherance of the purposes and objectives of the Partnership, to devote such of his time as shall be necessary to the business of the Partnership, and to devote substantially all of his business time to the affairs of the Partnership, the Domestic Fund, the CMGI Funds, the Management Company, @Ventures Expansion Management LLC, @Ventures Expansion Fund, L.P., @Ventures Foreign Expansion Fund, L.P., CMGI @Ventures IV, LLC and other future @Ventures investment entities of which CMGI is the sole investor.”

9. Amendment to Section 7.4. Section 7.4 of the Agreement is hereby amended by adding at the end thereof the following sentence:

“Notwithstanding the foregoing, or any other provision of this Agreement to the contrary, with respect to periods after December 31,2003, the provisions of this Section 7.4 shall be of no further force or effect.”

10. Amendment to Section 7.5. Section 7.5 of the Agreement is hereby amended by adding at the end thereof the following sentence:

“Notwithstanding the foregoing, or any other provision of this Agreement to the contrary, with respect to periods after December 31,2003, the provisions of this Section 7.5 shall be of no further force or effect.”

11. Amendment to Section 7.6. Section 7.6 of the Agreement is hereby amended by adding at the end thereof the following sentence:

“Notwithstanding the foregoing, or any other provision of this Agreement to the contrary, with respect to periods after December 31,2003, the provisions of this Section 7.6 shall be of no further force or effect.”

12. Amendment to Section 10.3. Section 10.3 of the Agreement is hereby amended by adding at the end thereof the following paragraph:

“Notwithstanding the foregoing, with respect to the Extension Period, the General Partner shall be required to prepare and deliver to each Partner only the following reports: (i) on or before August 15, 2004, an unaudited balance sheet as of June 30, 2004 and an income statement for the Partnership for the six-month period then ended, accompanied by a report on any material developments in existing investments which occurred during such six-month period, (ii) on or before August 15,2004, a statement showing the balance in such Partner’s and the General Partner’s Capital Account as of June 30, 2004 and a reconciliation of such balance, and (iii) on or before September 30, 2004, such other information, reports and forms as are necessary to assist each Partner in the preparation of its federal, state, local and foreign tax returns. In addition, after the end of the partial year ending on June 30, 2004, the General Partner shall cause an audit to be made by an independent public accountant of nationally recognized status of the financial statements of the Partnership for that partial year. Such audit shall be certified and a copy thereof shall be delivered to each Partner on or before September 30, 2004.”

13. Amendment to Section 10.4. Section 10.4 of the Agreement is hereby amended by adding at the end thereof the following sentence:

“Notwithstanding the foregoing, or any other provision of this Agreement, with respect to periods after December 31, 2003, the General Partner shall not be obligated to hold annual meetings of the Limited Partners.”

14. Consent to Amendment of Management Contract. The Limited Partners, the General Partner and the Management Company hereby consent to the amendment of the Management Contract on the terms set forth herein, and the Management Contract is deemed amended hereby to the extent provided herein.

15. Ratification. The Agreement is to be deemed amended by this Amendment only to the extent expressly provided in this Amendment, and in all other respects, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

16. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

17. Governing Law. This Amendment shall be construed and enforced in accordance with and governed by the laws of Delaware.

18. General Partner Legal Fees. No portion of the legal fees or other expenses incurred by the General Partner, the Partnership and/or the Management Company in connection with the transactions contemplated by this Amendment will be borne by the Partnership.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 4 as of the date first above written.

GENERAL PARTNER:

@VENTURES PARTNERS III, LLC

By:	/s/ Marc D. Poirier
Authorized Managing Member

LIMITED PARTNERS:

Limited Partner Name (Please print or type)

Limited Partner Signature

Title (If applicable)

Date (Please Complete)

Peter H. Mills is signing this Amendment No. 4, effective as of the Amendment Effective Date, for the limited purposes of reflecting his agreement to the matters specified in Sections 3 and 8 of this Amendment, and for no other purpose.

/s/ Peter H. Mills
Peter H. Mills

The undersigned is signing this Amendment, effective as of the Amendment Effective Date, for the limited purpose of reflecting its Agreement to the matters specified in Sections 4 and 14 of this Amendment, including without limitation, that no Management Fees will be payable by the Partnership during the Extension Period, and agrees that the Management Contract is hereby amended to the extent necessary to reflect that no Management Fees will be payable.

@VENTURES MANAGEMENT, LLC

By:	/s/ Marc D. Poirier
Authorized Member